EXHIBIT 10.14
Execution Version
FACILITY UPSIZE AND LENDER JOINDER AGREEMENT
This FACILITY UPSIZE AND LENDER JOINDER AGREEMENT (this “Joinder”) is made as of February 26, 2026 by and among the Borrower Representative party hereto (as defined below), Sumitomo Mitsui Banking Corporation as the Administrative Agent (as defined below) and the Additional Lenders listed on Schedule 1 hereto (the “Additional Lenders” and each, an “Additional Lender”).
Reference is made to that certain Revolving Credit Agreement, dated as of December 23, 2024, entered into by and among K-PEC Liquidity Limited, an exempted company incorporated in the Cayman Islands with limited liability (the “Borrower Representative”), as a borrower, the other borrowers from time to time party thereto (each, a “Borrower” and collectively with the Borrower Representative, the “Borrowers”), Sumitomo Mitsui Banking Corporation and KKR Capital Markets, as the joint lead arrangers, each lending institution that becomes a lender thereunder (the “Lenders”), and Sumitomo Mitsui Banking Corporation, as the administrative agent (in such capacity, the “Administrative Agent”) (as the same may be modified, amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement and, for purposes hereof, the rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply as if fully set forth herein, mutatis mutandis.
WHEREAS, the Borrowers have submitted a Facility Increase Request attached hereto as Annex I to increase the Maximum Commitment under the Credit Agreement in the amount of $100,000,000 (the “Facility Increase”) for an aggregate Maximum Commitment of $850,000,000 in accordance with Section 2.02 of the Credit Agreement.
WHEREAS, the Additional Lenders referred to on Schedule 1 hereto shall provide the full amount of such Facility Increase.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby now agree as follows:
Each Additional Lender agrees to become a Lender and to be bound by the terms of the Credit Agreement as a Lender pursuant to Section 10.06 of the Credit Agreement.
As of the Effective Date (as defined below), the Maximum Commitment shall be increased to $850,000,000 and the Commitment of each Additional Lender shall be as set forth on Schedule 1 hereto.
Each Additional Lender: (a) confirms that it has received a copy of the Credit Agreement and the other Finance Documents (except for copies of other Lenders’ Assignment Agreements which are available to such Additional Lender upon request), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder; (b) agrees that it will, independently and without reliance upon the

Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Credit Agreement or any other Finance Document; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Finance Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (e) attaches (or confirms it has delivered to the Administrative Agent and the Borrowers) completed and signed copies of any forms that may be required by the United States Internal Revenue Service (together with any additional supporting documentation required pursuant to applicable Treasury Department regulations or such other evidence satisfactory to the Borrowers and the Administrative Agent) in order to certify such Additional Lender’s complete exemption from United States withholding taxes with respect to any payments or distributions made or to be made to such Additional Lender in respect of the Loans or under the Credit Agreement.
Following the execution of this Joinder, this Joinder will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Joinder (the “Effective Date”) shall be the date recited above when each of the conditions set forth below shall have been satisfied, unless otherwise specified on Schedule 1 hereto:
a)The Borrowers shall pay to the Administrative Agent the fees specified in that certain Amended and Restated Fee Letter, dated as of October 15, 2025, by and among the Borrower Representative and Administrative Agent, in connection with this Joinder and, to the extent invoiced at least two (2) Business Days prior to the required payment date, all other fees due and owing in connection with this Joinder;
b)Reliance letters with respect to favorable opinions of Simpson Thacher & Bartlett LLP, New York counsel and Hong Kong counsel to the Borrowers, Stikeman Elliot LLP, special Ontario counsel to the Borrowers formed, registered or incorporated in Ontario, Maples and Calder (Cayman) LLP, Cayman Islands counsel to the Borrowers formed, registered or incorporated in the Cayman Islands, and Mayer Brown PK Wong & Nair Pte. Ltd., Hong Kong counsel to the Administrative Agent, in form and substance reasonably acceptable to the Additional Lenders, shall have been delivered to the Administrative Agent and the Additional Lenders.
Upon such execution and delivery, as of the Effective Date, each Additional Lender shall be a “Lender” under the Credit Agreement and the other Finance Documents, be bound by the terms thereof and shall have the rights and obligations of a Lender thereunder.
This Joinder constitutes a “Finance Document” and all references to a “Finance Document” in the Credit Agreement and other Finance Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Finance Documents) shall be deemed to include this Joinder.
This Joinder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
This Joinder may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile, electronic mail (including .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000, the Electronic Commerce Act, 2000 (Ontario) or any other applicable law)), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Joinder by telecopier or facsimile (or email with a PDF copy attached) shall be effective as delivery of a manually executed counterpart of this Joinder. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Joinder shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGE(S) FOLLOW(S).

IN WITNESS WHEREOF, the Additional Lenders have caused this Joinder to be executed by its officers thereunto duly authorized as of the date specified thereon.

MUFG BANK, LTD.
By: /s/ Michael Gordon
Name: Michael Gordon
Title: Managing Director

SMBC – K-PEC
Lender Joinder Agreement (MUFG)

Accepted and Approved:
SUMITOMO MITSUI BANKING CORPORATION,
as Administrative Agent

By: /s/ Dominic Goh
Name: Dominic Goh
Title: Managing Director

SMBC – K-PEC
Lender Joinder Agreement (MUFG)

Acknowledged and Approved:
BORROWER REPRESENTATIVE:
K-PEC LIQUIDITY LIMITED

By: /s/ Mark Rappo
Name: Mark Rappo
Title: Director
SMBC – K-PEC
Lender Joinder Agreement (MUFG)

SCHEDULE 1
to
JOINDER

Commitment of MUFG:	$100,000,000
Total Commitment of all Lenders after giving effect to this Joinder:	$850,000,000
Effective Date (if other than date of Joinder):	February 26, 2026

Additional Lenders:

MUFG Bank, Ltd. (“MUFG”)
1251 Avenue of the Americas
New York, New York 10020
Attention: Loan Operations Dept.
Phone: +1 (212) 405-6614
Email: USWholesaleMember@us.mufg.jp

SMBC – K-PEC
Lender Joinder Agreement (MUFG)